UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

POLARIS INDUSTRIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.1 News Release

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 22, 2004, Polaris Industries Inc., a Minnesota corporation (the “Company”), issued a news release announcing that its Board of Directors approved a 48% increase in the regular quarterly cash dividend. The first quarter dividend of $0.46 (on a pre-split basis) will be payable on February 17, 2004 to shareholders of record on February 2, 2004.

     The Company also announced that its Board of Directors declared a two-for-one stock split of the Company’s outstanding shares of common stock to be effected in the form of a 100 percent stock dividend. The new shares resulting from the stock split will be issued on March 8, 2004 to shareholders of record on March 1, 2004. The release is furnished as Exhibit 99.1 of this report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is being furnished herewith:

99.1	News Release, dated January 22, 2004, of Polaris Industries Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date: January 22, 2004

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone

Michael W. Malone
Vice President — Finance,
Chief Financial Officer and